SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             ______________________

                                    FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                                   May 29, 1998


                                   BIOETHICS, LTD.
             (Exact name of registrant as specified in its charter)

                                      Nevada
                  (State or other jurisdiction of incorporation)

              33-55254-41                            87-0485312
         (Commission file number)       (IRS employer identification no.)

8092 South Juniper Court, South Weber, Utah              84405
  (Address of principal executive offices)             (Zip code)


                                   (801) 476-8110
                 (Registrant's telephone number, including area code)



                      This document contains a total of 4 pages.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        a.  Financial Statements of Businesses Acquired.

               Not applicable.

        b.  Pro Forma Financial Information.

               Not applicable.

        c.  Exhibits.

     Number                                     Description

      16.1                     Letter re change in Certifying Accountants



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIOETHICS, LTD.




Date: June 17, 1998	         By  /s/ Mark J. Cowan
                                     Mark J. Cowan
                                     President,
                                     Chief Executive Officer
                                     and Director

                                  EXHIBIT 16.1

                   (Letter re change in Certifying Accountants)

                               SMITH & COMPANY
                        A PROFESSIONAL CORPORATION OF
                         CERTIFIED PUBLIC ACCOUNTANTS

Members of:                                     10 West 100 South, Suite 700
American Institute of Certified                   Salt Lake City, Utah 84101
  Public Accountants                     Telephone:           (801) 575-8297
Utah Association of Certified Public     Facsimile:           (801) 575-8306
 Accountants	                         E-Mail:  smith&co@smithandcocpa.com


June 3, 1998


SECPS Letter File
US Securities & Exchange Commission
Mail Stop 9-5
450 Fifth Street, Northwest
Washington, DC 20549

RE:	Bioethics, LTD
	File No. 33-55254-41

Ladies and Gentlemen:

    We have read Item 4 of the Form 8-K dated May 29, 1998 for Bioethics, LTD and agree with the statements contained therein.


Very truly yours,

Smith & Company

By: /s/ Rodger B. Kennard



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